Exhibit 99.3

                                                                EXECUTION COPY
                                                                --------------


==============================================================================


                         GSAA HOME EQUITY TRUST 2006-7

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2006-7

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor

        DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE FOR GSAA HOME
                              EQUITY TRUST 2006-7
                                  as Assignee

                   BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST,
                               as Bishop's Gate

                                      and

                           PHH MORTGAGE CORPORATION
                                  as Servicer


                            and as acknowledged by

                            WELLS FARGO BANK, N.A.
                              as Master Servicer


                                  Dated as of

                                April 28, 2006


==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                  ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 28th day of April, 2006 (this "Assignment Agreement"), among PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), a New Jersey corporation (the "Servicer"), Bishop's Gate Residential Mortgage Trust, a Delaware statutory trust (formerly known as Cendant Residential Mortgage Trust) ("Bishop's Gate" and, together with the Servicer, the "PHH Parties"), Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2006-7 (the "Assignee"), and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer").

                  WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the PHH Parties have entered into the Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 1, 2005 (the "Sale and Servicing Agreement"), pursuant to which the PHH Parties sold to GSMC certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the GSMC Assignment Agreement (as defined below);

                  WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Sale and Servicing Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of April 28, 2006 (the "GSMC Assignment Agreement");

                  WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

                  WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among the Depositor, the Trustee, Deutsche Bank, as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo, as master servicer and securities administrator, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Sale and Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

                  NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Assignment and Assumption.

                  (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Sale and Servicing Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Sale and

Servicing Agreement, to the extent relating to the Mortgage Loans from and after April 28, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale and Servicing Agreement from and after April 28, 2006, to the extent relating to the Mortgage Loans.

                  (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Sale and Servicing Agreement.

                  (c) The PHH Parties and the Assignor shall have the right to amend, modify or terminate the Sale and Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

                  2. Accuracy of Sale and Servicing Agreement. The PHH Parties and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale and Servicing Agreement, (ii) the Sale and Servicing Agreement is in full force and effect as of the date hereof, (iii) except as provided in Section 1 above, the Sale and Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Sale and Servicing Agreement. The PHH Parties, in their respective capacities as seller and/or servicer under the Sale and Servicing Agreement, further represent and warrant that the representations and warranties contained in Sections 3.01 and 3.02 of the Sale and Servicing Agreement are true and correct as of the April 28, 2006 and the representations and warranties regarding the Mortgage Loans contained in Section 3.03 of the Sale and Servicing Agreement were true and correct as of the Closing Date (as such term is defined in the Sale and Servicing Agreement).

                  3. Recognition of Assignee.

                  (a) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Sale and Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, the PHH Parties and Assignee that the Sale and Servicing Agreement shall be binding upon and inure to the benefit of the PHH Parties and the Assignee and their successors and assigns.

                  (b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Sale and Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Purchaser" under the Sale and Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Sale and Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

                  (c) All reports and other data required to be delivered by the Servicer to the "Purchaser" under the Sale and Servicing Agreement shall be delivered to the Master Servicer at the address set forth in Section 10 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Sale and Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

                  Wells Fargo Bank, N.A.
                  ABA #: 121000248
                  For credit to: SAS Clearing
                  Acct #: 3970771416
                  FFC to: GSAA 2006-7 Acct #50913900

                  (d) Monthly Reporting

                  Notwithstanding anything to the contrary in the Sale and Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in the format set forth in Exhibit 3 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit 4 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in Exhibit 5 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

                  4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

                  (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the PHH Parties other than those contained in the Sale and Servicing Agreement or this Assignment Agreement.

                  (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

                  (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

                  (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Sale and Servicing Agreement and this Assignment Agreement.

                  (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                  (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

                  (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

                  (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

                  It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in
Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

                  It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

                  6. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale and Servicing Agreement. Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale and Servicing Agreement, such cure or repurchase must take place within 60 days of discovery of such Qualification Defect.

                  In the event a PHH Party has breached a representation or warranty under the Sale and Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against such PHH Party. If the PHH Party does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale and Servicing Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of such PHH Party to cure such breach or repurchase such Mortgage Loan under the terms of the Sale and Servicing Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor or PHH, the Assignee shall promptly deliver to the Assignor or PHH, as applicable, or to such party's designee, the related Mortgage File and shall assign to such party all of the Assignee's rights under the Sale and Servicing Agreement, but only insofar as the Sale and Servicing Agreement relates to such Mortgage Loan.

                  Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

                  7. Termination; Optional Clean-Up Call.

                  In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

                  In the event that a Person specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

                  In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Trustee shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

                  8. Continuing Effect. Except as contemplated hereby, the Sale and Servicing Agreement shall remain in full force and effect in accordance with its terms.

                  9. Governing Law.

                  THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

                  EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

                  10. Notices. Any notices or other communications permitted or required hereunder or under the Sale and Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

                  (a) in the case of the PHH Parties,

                      PHH Mortgage Corporation
                      3000 Leadenhall Road,
                      Mt. Laurel, New Jersey 0805
                      Attention:  Vice President of Servicing

                      or such address as may hereafter be furnished by the PHH Parties;

                  (b) in the case of the Master Servicer,

                      Wells Fargo Bank, N.A.
                      P.O. Box 98
                      Columbia, Maryland 21046
                      Attention: GSAA 2006-7

                      Or in the case of overnight deliveries:

                      Wells Fargo Bank, N.A.
                      9062 Old Annapolis Road,
                      Columbia, Maryland 21045
                      Attention: GSAA 2006-7

                      or such address as may hereafter be furnished by the Master Servicer;

                  (c) in the case of the Trustee or the Assignee,

                      Deutsche Bank National Trust Company
                      1761 East St. Andrew Place,
                      Santa Ana, California 92705-4934
                      Attention: Trust Administration - GS0607
                      Tel.: (714) 247-6000

                      or such other address as may hereafter be furnished by the Trustee or Assignee; and

                  (d) in the case of the Assignor,

                      GS Mortgage Securities Corp.
                      85 Broad Street
                      New York, New York 10004
                      Attention:  Chris Gething
                      Tel.: (212) 902-1434
                      Fax:  (212) 256-5107

                      or such other address as may hereafter be furnished by the Assignor.

                  11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

                  12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Sale and Servicing Agreement.

                  13. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

                  14. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by Deutsche Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-7, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-7,
(iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-7, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-7 under this Assignment Agreement, the Trust Agreement or any related document.

                  IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

                                     GS MORTGAGE SECURITIES CORP.




                                     By: /s/ Mark Weiss
                                         ---------------------------------------
                                         Name:   Mark Weiss
                                         Title:  Managing Director


                                     DEUTSCHE BANK NATIONAL TRUST
                                        COMPANY, not in its individual capacity
                                        but solely as Trustee




                                     By: /s/ Amy Stoddard
                                         ---------------------------------------
                                         Name:   Amy Stoddard
                                         Title:  Authorized Signer


                                     PHH MORTGAGE CORPORATION (formerly known as
                                     CENDANT MORTGAGE CORPORATION)




                                     By: /s/ Crissy Judge
                                         ---------------------------------------
                                         Name:   Crissy Judge
                                         Title:  Assistant Vice President


                                     BISHOP'S GATE RESIDENTIAL
                                     MORTGAGE TRUST (formerly known as
                                     CENDANT RESIDENTIAL MORTGAGE TRUST)


                                     By:  PHH Mortgage Corporation, as
                                          Administrator



                                     By: /s/ Crissy Judge
                                         ---------------------------------------
                                         Name:   Crissy Judge
                                         Title:  Assistant Vice President



                                PHH Step 2 AAR

Acknowledged and Agreed:

WELLS FARGO BANK, N.A.,
as Master Servicer



By: /s/ Patricia M. Russo
    -----------------------------------
     Name:   Patricia M. Russo
     Title:  Vice President

                                PHH Step 2 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]







                                      1-1

                                   EXHIBIT 2

                         Sale and Servicing Agreement
                         ----------------------------

                         [On File with the Depositor]








                                      2-1

                                                             EXHIBIT 3

                Standard File Layout - Master Servicing
------------------------------------------------------------------------- --------- ------------------------------------ ---------
Column Name                Description                                    Decimal   Format Comment                       Max Size
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SER_INVESTOR_NBR           A value assigned by the Servicer to define a             Text up to 10 digits                       20
                           group of loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
LOAN_NBR                   A unique identifier assigned to each loan by             Text up to 10 digits                       10
                           the investor.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the                Text up to 10 digits                       10
                           Servicer. This may be different than the
                           LOAN_NBR.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
BORROWER_NAME              The borrower name as received in the file.               Maximum length of 30 (Last, First)         30
                           It is not separated by first and last name.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled         2      No commas(,) or dollar signs ($)           11
                           interest payment that a borrower is expected
                           to pay, P&I constant.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NOTE_INT_RATE              The loan interest rate as reported by the         4      Max length of 6                             6
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NET_INT_RATE               The loan gross interest rate less the             4      Max length of 6                             6
                           service fee rate as reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_FEE_RATE              The servicer's fee rate for a loan as             4      Max length of 6                             6
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_FEE_AMT               The servicer's fee amount for a loan as           2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NEW_PAY_AMT                The new loan payment amount as reported by        2      No commas(,) or dollar signs ($)           11
                           the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NEW_LOAN_RATE              The new loan rate as reported by the              4      Max length of 6                             6
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ARM_INDEX_RATE             The index the Servicer is using to calculate      4      Max length of 6                             6
                           a forecasted rate.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the beginning of the processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_END_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the end of the processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle that             MM/DD/YYYY                                 10
                           the borrower's next payment is due to the
                           Servicer, as reported by Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_1            The first curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_1           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           first curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_ AMT_1            The curtailment interest on the first             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_2            The second curtailment amount to be applied.      2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_2           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           second curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_ AMT_2            The curtailment interest on the second            2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_3            The third curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_3           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           third curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_AMT_3             The curtailment interest on the third             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PIF_AMT                    The loan "paid in full" amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PIF_DATE                   The paid in full date as reported by the                 MM/DD/YYYY                                 10
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------


                                                           Page 1 of 25
             Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
                                     (C) Copyright Wells Fargo Bank, Corporate Trust Services
                                 Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com


                                                                                    Action Code Key: 15=Bankruptcy,             2
ACTION_CODE                The standard FNMA numeric code used to indicate          30=Foreclosure, , 60=PIF,
                           the default/delinquent status of a particular            63=Substitution,
                           loan.                                                    65=Repurchase,70=REO
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
INT_ADJ_AMT                The amount of the interest adjustment as          2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment amount, if      2      No commas(,) or dollar signs ($)           11
                           applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if               2      No commas(,) or dollar signs ($)           11
                           applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
LOAN_LOSS_AMT              The amount the Servicer is passing as a           2      No commas(,) or dollar signs ($)           11
                           loss, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal amount        2      No commas(,) or dollar signs ($)           11
                           due at the beginning of the cycle date to be
                           passed through to investors.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_END_PRIN_BAL         The scheduled principal balance due to            2      No commas(,) or dollar signs ($)           11
                           investors at the end of a processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_PRIN_AMT             The scheduled principal amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer for the current cycle --
                           only applicable for Scheduled/Scheduled
                           Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_NET_INT              The scheduled gross interest amount less the      2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current cycle as
                           reported by the Servicer -- only applicable for
                           Scheduled/Scheduled Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_PRIN_AMT              The actual principal amount collected by the      2      No commas(,) or dollar signs ($)           11
                           Servicer for the current reporting cycle --
                           only applicable for Actual/Actual Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_NET_INT               The actual gross interest amount less the         2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current reporting
                           cycle as reported by the Servicer -- only
                           applicable for Actual/Actual Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PREPAY_PENALTY_ AMT        The penalty amount received when a borrower       2      No commas(,) or dollar signs ($)           11
                           prepays on his loan as reported by the
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the loan        2      No commas(,) or dollar signs ($)           11
                           waived by the servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
MOD_DATE                   The Effective Payment Date of the                        MM/DD/YYYY                                 10
                           Modification for the loan.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
MOD_TYPE                   The Modification Type.                                   Varchar - value can be alpha or            30
                                                                                    numeric
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and             2      No commas(,) or dollar signs ($)           11
                           interest advances made by Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------

                                                          PHH Step 2 AAR

                                                             EXHIBIT 4

Standard File Layout - Delinquency Reporting

------------------------------------- -------------------------------------------------------------- ------------- ----------------
Column/Header Name                                             Description                             Decimal     Format Comment
------------------------------------- -------------------------------------------------------------- ------------- ----------------
SERVICER_LOAN_NBR                     A unique number assigned to a loan by the Servicer.  This
                                      may be different than the LOAN_NBR
------------------------------------- -------------------------------------------------------------- ------------- ----------------
LOAN_NBR                              A unique identifier assigned to each loan by the originator.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
CLIENT_NBR                            Servicer Client Number
------------------------------------- -------------------------------------------------------------- ------------- ----------------
SERV_INVESTOR_NBR                     Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
BORROWER_FIRST_NAME                   First Name of the Borrower.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
BORROWER_LAST_NAME                    Last name of the borrower.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_ADDRESS                          Street Name and Number of Property
------------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_STATE                            The state where the  property located.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_ZIP                              Zip code where the property is located.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
BORR_NEXT_PAY_DUE_DATE                The date that the borrower's next payment is due to the                      MM/DD/YYYY
                                      servicer at the end of processing cycle, as
                                      reported by Servicer.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
LOAN_TYPE                             Loan Type (i.e. FHA, VA, Conv)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_FILED_DATE                 The date a particular bankruptcy claim was filed.                            MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_CHAPTER_CODE               The chapter under which the bankruptcy was filed.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_CASE_NBR                   The case number assigned by the court to the bankruptcy
                                      filing.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
POST_PETITION_DUE_DATE                The payment due date once the bankruptcy has been approved                   MM/DD/YYYY
                                      by the courts
------------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE            The Date The Loan Is Removed From Bankruptcy. Either by                      MM/DD/YYYY
                                      Dismissal, Discharged and/or a Motion For Relief Was
                                      Granted.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_APPR_DATE                    The Date The Loss Mitigation Was Approved By The Servicer                    MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_TYPE                         The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_EST_COMP_DATE                The Date The Loss Mitigation /Plan Is Scheduled To End/Close                 MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_ACT_COMP_DATE                The Date The Loss Mitigation Is Actually Completed                           MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_APPROVED_DATE                  The date DA Admin sends a letter to the servicer with                        MM/DD/YYYY
                                      instructions to begin foreclosure proceedings.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
ATTORNEY_REFERRAL_DATE                Date File Was Referred To Attorney to Pursue Foreclosure                     MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FIRST_LEGAL_DATE                      Notice of 1st legal filed by an Attorney in a Foreclosure                    MM/DD/YYYY
                                      Action
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_SALE_EXPECTED_DATE             The date by which a foreclosure sale is expected to occur.                   MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_SALE_DATE                      The actual date of the foreclosure sale.                                     MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_SALE_AMT                       The amount a property sold for at the foreclosure sale.             2        No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
EVICTION_START_DATE                   The date the servicer initiates eviction of the borrower.                    MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
EVICTION_COMPLETED_DATE               The date the court revokes legal possession of the property                  MM/DD/YYYY
                                      from the borrower.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
LIST_PRICE                            The price at which an REO property is marketed.                     2        No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
LIST_DATE                             The date an REO property is listed at a particular price.                    MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
OFFER_AMT                             The dollar value of an offer for an REO property.                   2        No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
OFFER_DATE_TIME                       The date an offer is received by DA Admin or by the Servicer.                MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
REO_CLOSING_DATE                      The date the REO sale of the property is scheduled to close.                 MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
REO_ACTUAL_CLOSING_DATE               Actual Date Of REO Sale                                                      MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
OCCUPANT_CODE                         Classification of how the property is occupied.
------------------------------------- -------------------------------------------------------------- ------------- ----------------


                                                           Page 1 of 25
             Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
                                     (C) Copyright Wells Fargo Bank, Corporate Trust Services
                                 Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com


------------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_CONDITION_CODE                   A code that indicates the condition of the property.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_INSPECTION_DATE                  The date a  property inspection is performed.                                MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
APPRAISAL_DATE                        The date the appraisal was done.                                             MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
CURR_PROP_VAL                         The current "as is" value of the property based on brokers          2
                                      price opinion or appraisal.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
REPAIRED_PROP_VAL                     The amount the property would be worth if repairs are               2
                                      completed pursuant to a broker's price opinion or appraisal.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
If applicable:
------------------------------------- -------------------------------------------------------------- ------------- ----------------
DELINQ_STATUS_CODE                    FNMA Code Describing Status of Loan
------------------------------------- -------------------------------------------------------------- ------------- ----------------
DELINQ_REASON_CODE                    The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_FILED_DATE                   Date Mortgage Insurance Claim Was Filed With Mortgage                        MM/DD/YYYY
                                      Insurance Company.
------------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_AMT                          Amount of Mortgage Insurance Claim Filed                                     No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_PAID_DATE                    Date Mortgage Insurance Company Disbursed Claim Payment                      MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_AMT_PAID                     Amount Mortgage Insurance Company Paid On Claim                     2        No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_FILED_DATE                 Date Claim Was Filed With Pool Insurance Company                             MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_AMT                        Amount of Claim Filed With Pool Insurance Company                   2        No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_PAID_DATE                  Date Claim Was Settled and The Check Was Issued By The Pool                  MM/DD/YYYY
                                      Insurer
------------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_AMT_PAID                   Amount Paid On Claim By Pool Insurance Company                      2        No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_FILED_DATE           Date FHA Part A Claim Was Filed With HUD                                     MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_AMT                  Amount of FHA Part A Claim Filed                                    2        No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_PAID_DATE            Date HUD Disbursed Part A Claim Payment                                      MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_PAID_AMT             Amount HUD Paid on Part A Claim                                     2        No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_FILED_DATE           Date FHA Part B Claim Was Filed With HUD                                     MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_AMT                  Amount of FHA Part B Claim Filed                                    2        No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_PAID_DATE            Date HUD Disbursed Part B Claim Payment                                      MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_PAID_AMT             Amount HUD Paid on Part B Claim                                     2        No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_FILED_DATE                   Date VA Claim Was Filed With the Veterans Admin                              MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_PAID_DATE                    Date Veterans Admin. Disbursed VA Claim Payment                              MM/DD/YYYY
------------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_PAID_AMT                     Amount Veterans Admin. Paid on VA Claim                             2        No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
------------------------------------- -------------------------------------------------------------- ------------- ----------------


Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
    -------------
     o   ASUM-       Approved Assumption
     o   BAP-        Borrower Assistance Program
     o   CO-         Charge Off
     o   DIL-        Deed-in-Lieu
     o   FFA-        Formal Forbearance Agreement

                                                          PHH Step 2 AAR

     o   MOD-        Loan Modification
     o   PRE-        Pre-Sale
     o   SS-         Short Sale
     o   MISC-       Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
     o   Mortgagor
     o   Tenant
     o   Unknown
     o   Vacant

The Property Condition field should show the last reported condition of the property as follows:
     o   Damaged
     o   Excellent
     o   Fair
     o   Gone
     o   Good
     o   Poor
     o   Special Hazard
     o   Unknown

                                PHH Step 2 AAR

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

           ------------------------ --------------------------------------------
           Delinquency Code         Delinquency Description
           ------------------------ --------------------------------------------
                      001           FNMA-Death of principal mortgagor
           ------------------------ --------------------------------------------
                      002           FNMA-Illness of principal mortgagor
           ------------------------ --------------------------------------------
                      003           FNMA-Illness of mortgagor's family member
           ------------------------ --------------------------------------------
                      004           FNMA-Death of mortgagor's family member
           ------------------------ --------------------------------------------
                      005           FNMA-Marital difficulties
           ------------------------ --------------------------------------------
                      006           FNMA-Curtailment of income
           ------------------------ --------------------------------------------
                      007           FNMA-Excessive Obligation
           ------------------------ --------------------------------------------
                      008           FNMA-Abandonment of property
           ------------------------ --------------------------------------------
                      009           FNMA-Distant employee transfer
           ------------------------ --------------------------------------------
                      011           FNMA-Property problem
           ------------------------ --------------------------------------------
                      012           FNMA-Inability to sell property
           ------------------------ --------------------------------------------
                      013           FNMA-Inability to rent property
           ------------------------ --------------------------------------------
                      014           FNMA-Military Service
           ------------------------ --------------------------------------------
                      015           FNMA-Other
           ------------------------ --------------------------------------------
                      016           FNMA-Unemployment
           ------------------------ --------------------------------------------
                      017           FNMA-Business failure
           ------------------------ --------------------------------------------
                      019           FNMA-Casualty loss
           ------------------------ --------------------------------------------
                      022           FNMA-Energy environment costs
           ------------------------ --------------------------------------------
                      023           FNMA-Servicing problems
           ------------------------ --------------------------------------------
                      026           FNMA-Payment adjustment
           ------------------------ --------------------------------------------
                      027           FNMA-Payment dispute
           ------------------------ --------------------------------------------
                      029           FNMA-Transfer of ownership pending
           ------------------------ --------------------------------------------
                      030           FNMA-Fraud
           ------------------------ --------------------------------------------
                      031           FNMA-Unable to contact borrower
           ------------------------ --------------------------------------------
                      INC           FNMA-Incarceration
           ------------------------ --------------------------------------------


                                PHH Step 2 AAR

The FNMA Delinquent Status Code field should show the Status of Default as follows:

           ------------------------ --------------------------------------------
                 Status Code        Status Description
           ------------------------ --------------------------------------------
                     09             Forbearance
           ------------------------ --------------------------------------------
                     17             Pre-foreclosure Sale Closing Plan Accepted
           ------------------------ --------------------------------------------
                     24             Government Seizure
           ------------------------ --------------------------------------------
                     26             Refinance
           ------------------------ --------------------------------------------
                     27             Assumption
           ------------------------ --------------------------------------------
                     28             Modification
           ------------------------ --------------------------------------------
                     29             Charge-Off
           ------------------------ --------------------------------------------
                     30             Third Party Sale
           ------------------------ --------------------------------------------
                     31             Probate
           ------------------------ --------------------------------------------
                     32             Military Indulgence
           ------------------------ --------------------------------------------
                     43             Foreclosure Started
           ------------------------ --------------------------------------------
                     44             Deed-in-Lieu Started
           ------------------------ --------------------------------------------
                     49             Assignment Completed
           ------------------------ --------------------------------------------
                     61             Second Lien Considerations
           ------------------------ --------------------------------------------
                     62             Veteran's Affairs-No Bid
           ------------------------ --------------------------------------------
                     63             Veteran's Affairs-Refund
           ------------------------ --------------------------------------------
                     64             Veteran's Affairs-Buydown
           ------------------------ --------------------------------------------
                     65             Chapter 7 Bankruptcy
           ------------------------ --------------------------------------------
                     66             Chapter 11 Bankruptcy
           ------------------------ --------------------------------------------
                     67             Chapter 13 Bankruptcy
           ------------------------ --------------------------------------------


                                PHH Step 2 AAR

                                   EXHIBIT 5

Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.


The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         -------------------------------------
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable. Required documentation:

                  * For taxes and insurance advances - see page 2 of 332 form
                  - breakdown required showing period

                    of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                  * For escrow advances - complete payment history

                    (to calculate advances from last positive escrow balance forward)

                  * Other expenses -  copies of corporate advance history
                    showing all payments

                  * REO repairs > $1500 require explanation

                  * REO repairs >$3000 require evidence of at least 2 bids.

                  * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

                  * Unusual or extraordinary items may require further documentation.

         13.      The total of lines 1 through 12.

                  Credits:
==============================================================================
                                 Page 6 of 25
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

         14-21.   Complete as applicable. Required documentation:

                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                    Letter of Proceeds Breakdown.

                  * Copy of EOB for any MI or gov't guarantee

                  * All other credits need to be clearly defined on the 332 form

         22.      The total of lines 14 through 21.

         Please Note:      For HUD/VA loans, use line (18a) for Part
                           A/Initial proceeds and line (18b) for Part
                           B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         -------------------------------------------
         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

==============================================================================
                                 Page 7 of 25
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________              Date:  _______________
         Phone:  ______________________   Email Address:_____________________


--------------------------    ------------------------    ----------------------
Servicer Loan No.             Servicer Name               Servicer Address


--------------------------    ------------------------    ----------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name:
         _________________________________________________________
         Property Address: ________________________________________________

         Liquidation Type:  REO Sale              3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes            No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                 $ ________________   (1)
         (2)  Interest accrued at Net Rate                                       ________________   (2)
         (3)  Accrued Servicing Fees                                             ________________   (3)
         (4)  Attorney's Fees                                                    ________________   (4)
         (5)  Taxes (see page 2)                                                 ________________   (5)
         (6)  Property Maintenance                                               ________________   (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________   (7)
         (8)  Utility Expenses                                                   ________________   (8)
         (9)  Appraisal/BPO                                                      ________________   (9)

==============================================================================
                                 Page 8 of 25
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

         (10) Property Inspections                                               ________________   (10)
         (11) FC Costs/Other Legal Expenses                                      ________________   (11)
         (12) Other (itemize)                                                    ________________   (12)
                  Cash for Keys__________________________                        ________________   (12)
                  HOA/Condo Fees_______________________                          ________________   (12)
                  ______________________________________                         ________________   (12)

                  Total Expenses                                               $ ________________   (13)
         Credits:
         (14) Escrow Balance                                                   $ ________________   (14)
         (15) HIP Refund                                                         ________________   (15)
         (16) Rental Receipts                                                    ________________   (16)
         (17) Hazard Loss Proceeds                                               ________________   (17)
         (18) Primary Mortgage Insurance / Gov't Insurance                       ________________   (18a)
         HUD Part A                                                              ________________   (18b)
         HUD Part B
         (19) Pool Insurance Proceeds                                            ________________   (19)
         (20) Proceeds from Sale of Acquired Property                            ________________   (20)
         (21) Other (itemize)                                                    ________________   (21)
              _________________________________________                          ________________   (21)

              Total Credits                                                    $ ________________   (22)
         Total Realized Loss (or Amount of Gain)                               $ ________________   (23)

==============================================================================
                                 Page 9 of 25
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Escrow Disbursement Detail


---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
     Type         Date Paid       Period of      Total Paid    Base Amount       Penalties       Interest
  (Tax /Ins.)                     Coverage
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------



==============================================================================
                                 Page 10 of 25
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com